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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):
                          June 5, 2000 (June 1, 2000)


                          OUTBOARD MARINE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                    1-2883                     36-1589715
(State of incorporation          (Commission                (I.R.S. Employer
   or organization)              File Number)              Identification No.)


                              100 Sea Horse Drive
                            Waukegan, Illinois 60085
   (Address, including zip code, of Registrant's principal executive offices)


       Registrant's telephone number, including area code: (847) 689-6200


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Item 5.  Other Events.

     On June 2, 2000 Outboard Marine Corporation (the "Registrant") issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

Exhibit No.    Description
-----------    -----------
    99.1       Press Release dated June 2, 2000


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               OUTBOARD MARINE CORPORATION


                                               By: /s/  Robert S. Romano
                                                  ----------------------------
                                                  Name:  Robert S. Romano
                                                  Title: Vice President, General
                                                         Counsel and Secretary


Date: June 5, 2000


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